Princeton Long/Short Treasury Fund

Class A        shares PTAAX

Class I        shares PTAIX

a series of Northern Lights Fund Trust

Supplement dated July 22, 2019 to the Fund’s

Prospectus and Statement of Additional Information

dated May 1, 2019

__________________________________________

Effective July 19, 2019, the Princeton Long/Short Treasury Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) are hereby revised as described below.

The following sentence is added to the beginning of the first paragraph of each of the sections entitled “Fund Summary—Principal Investment Strategy” and “Additional Information about Principal Investment Strategies and Related Risks” of the Fund’s Prospectus is:

Under normal circumstances, the Fund will invest at least 80% of its net assets in treasury securities and treasury-related securities or derivatives that provide exposure to treasury securities.

Footnote 1 to the Fund’s fee table is hereby deleted in its entirety and replaced with the following:

“Other Expenses” include the fee paid to the counterparty of the Fund’s option (“Option”), which is the primary way the Fund seeks exposure to a certain commodity pool or pools. The Option is designed to replicate the aggregate return of the commodity pool(s) included in the Option. Option fees and expenses do not include any fees and expenses of the investment manager included in the Option. The Option’s returns will be reduced and its losses increased by the costs associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns of the Option, including the management and any sponsor fee. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Fund. Generally, the management fees of the investment manager included in the Option is 2.00% of assets. ProfitScore Capital Management, Inc. is the manager of the commodity pool upon which returns of the Option are based and receives the management fee for management of the commodity pool.  The sponsor fee is 0.10%. Such fees are accrued daily within the Option and deducted from the Option’s value daily.

The first paragraph on page 19 of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

The Fund is not sponsored, endorsed, sold or promoted by ProfitScore Capital Management, Inc. (“Licensor”). ProfitScore is the manager of the commodity pool upon which returns of the option in which the Fund has invested are based. ProfitScore receives a management fee of 2.00% of the commodity pool’s assets. Licensor makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of trading in the Fund. Licensor’s only relationship to Princeton Fund Advisors, LLC (“Licensee”) is the licensing of certain trademarks and trade names of Licensor and of the ProfitScore Long/Short Treasury Index, which is determined, composed and calculated by Licensor without regard to Licensee or the Fund. Licensor has no obligation to take the needs of Licensee or the investors of the Fund into consideration in determining, composing or calculating ProfitScore Long/Short Treasury Index, Licensor is not

responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or actual investing of the Fund.

The first paragraph on page 2 of the Fund’s SAI is hereby deleted and replaced in its entirety with the following:

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under “Investment Objectives,” “Principal Investment Strategies,” and “Principal Investment Risks” in the Prospectus. The Fund’s investment objective and its policy to invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in treasury securities and treasury-related securities or derivatives that provide exposure to treasury securities are not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

_________________________

This Supplement and the Fund’s existing Prospectus and SAI dated May 1, 2019 provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-868-9501.